UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2026

Samos Energy Acquisition Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43392	98-1919529
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Fifth Avenue, 4th Floor, Suite 1051
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 329-9903
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one warrant	SAMO.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	SAMO	New York Stock Exchange
Warrants, exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SAMO.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 9, 2026, the registration statement on Form S-1, as amended (File No. 333-296771) (the “Registration Statement”),  relating to the initial public offering (the “IPO”) of Samos Energy Acquisition Corporation, a Cayman Islands exempted company (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “Commission”). On July 13, 2026, the Company completed its IPO of 20,000,000 units (the “Units”). The Units were issued pursuant to an underwriting agreement, dated July 10, 2026, between the Company and Cantor Fitzgerald & Co. (“Cantor”). Each Unit had an offering price of $10.00 and consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	The Underwriting Agreement, dated July 10, 2026, between the Company and Cantor.

●	A Public Warrant Agreement, dated July 10, 2026, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

●	A Private Warrant Agreement, dated July 10, 2026, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

●	A Letter Agreement (the “Letter Agreement”), dated July 10, 2026, among the Company, its officers and directors, and Samos Energy Acquisition Sponsor, LP (the “Sponsor”).

●	An Investment Management Trust Agreement, dated July 10, 2026, between the Company and Continental Stock Transfer & Trust Company, as trustee.

●	A Registration Rights Agreement, dated July 10, 2026, among the Company, the Sponsor and Cantor.

●	An Administrative Support Agreement, dated July 10, 2026, between the Company and the Sponsor.

●	A Sponsor Private Placement Warrants Purchase Agreement (the “Sponsor Purchase Agreement,” and collectively with the Purchase Agreement, the “Private Placement Warrant Purchase Agreements”), dated July 10, 2026, between the Company and the Sponsor.

●	A Private Placement Warrants Purchase Agreement (the “Purchase Agreement”), dated July 10, 2026, between the Company and Cantor.

●	indemnity agreements, dated July 10, among the Company and each of its officers and directors.

Each of the foregoing agreements is attached as Exhibits 1.1, 4.5, 4.6, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, and is incorporated into this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On July 13, 2026, simultaneously with the closing of the IPO of the Company and pursuant to the Private Placement Warrant Purchase Agreements, the Company completed the private sale of 4,000,000 warrants to the Sponsor and 2,000,000 warrants to Cantor, for an aggregate of 6,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $6,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units sold in the IPO, except as otherwise disclosed in the Prospectus (as defined below). Pursuant to the Letter Agreement, the parties agreed not to transfer, assign or sell any Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2026, Trent Kososki, Joseph McMonigle and Khodor Mattar were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that Joseph McMonigle and Khodor Mattar are “independent directors” as defined in the New York Stock Exchange listing standards and applicable Commission rules. Joseph McMonigle and Khodor Mattar will serve on the audit committee, with Khodor Mattar serving as chair of the audit committee. Joseph McMonigle and Khodor Mattar will serve on the compensation committee, with Joseph McMonigle serving as chair of the compensation committee.

On July 10, 2026, the Company entered into indemnification agreements with Jacques Tohme, Trent Kososki, Joseph McMonigle and Khodor Mattar that require the Company to indemnify these individuals to the fullest extent permitted under applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description is qualified in its entirety by reference to the full text of the indemnification agreements, the form of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Amended and Restated Memorandum and Articles of Association (as so amended, the “Memorandum and Articles”) were approved on July 10, 2026. A description of the Memorandum and Articles is contained in the section of the prospectus for the IPO, dated July 10, 2026, and filed pursuant to Rule 424(b) under the Securities Act (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Memorandum and Articles which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 7.01 Regulation FD Disclosure.

On July 10, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On July 13, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press releases included as Exhibit 99.1 and Exhibit 99.2 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01 Other Events.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $200,000,000, including $8,000,000 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account, with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public shareholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a shareholder vote to approve an amendment to the Memorandum and Articles (i) in a manner that would affect the substance or timing of the Company’s obligation to redeem 100% of its public shares if an initial business combination is not completed within 24 months from the closing of the IPO or (ii) with respect to any other provision relating to the rights of holders of the Class A Ordinary Shares or pre-initial business combination activity or (c) the redemption of the Company’s public shares if the Company is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits
1.1	Underwriting Agreement, dated July 10, 2026, between the Company and Cantor.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Public Warrant Agreement, dated July 10, 2026, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
4.2	Private Warrant Agreement, dated July 10, 2026, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated July 10, 2026, among the Company, its officers and directors, and the Sponsor.
10.2	Investment Management Trust Agreement, dated July 10, 2026, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated July 10, 2026, among the Company, the Sponsor and Cantor.
10.4	Administrative Support Agreement, dated July 10, 2026, between the Company and the Sponsor.
10.5	Sponsor Private Placement Warrants Purchase Agreement, dated July 10, 2026, between the Company and the Sponsor.
10.6	Private Placement Warrants Purchase Agreement, dated July 10, 2026, between the Company and Cantor.
10.7	Form of Indemnification Agreement.
99.1	Press Release, dated July 10, 2026.
99.2	Press Release, dated July 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAMOS ENERGY ACQUISITION CORPORATION

Date: July 15, 2026	By:	/s/ Jacques Tohme
	Name:	Jacques Tohme
	Title:	Chief Executive Officer

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